Exhibit 10.2

                    AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

The Exclusive License Agreement by and between, John & Katherine Bracey (LICENSOR) and Geotheatre Productions Inc. (LICENSEE) dated March 13th 2001 is amended as follows:

The payment or accrual of the minimum annual royalty of $18,000.00 is waived until January 1, 2004.

Dated: July 11, 2003

Signature: /s/ John Bracey            Signature: /s/ John Bracey
          -------------------------             --------------------------
          /s/ Katherine Bracey                  John Bracey, President
          -------------------------   for Geotheatre Productions Inc. (LICENSEE)
John & Katherine Bracey (LICENSOR)